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                                                                 EXHIBIT 10.2




                        OCTEL COMMUNICATIONS CORPORATION

                       1988 DIRECTORS' STOCK OPTION PLAN

                            As Amended November 1994



         1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                 All options granted hereunder shall be "nonstatutory stock options."

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Board" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (c) "Common Stock" shall mean the Common Stock of the Company.

                 (d) "Company" shall mean Octel Communications Corporation, a Delaware corporation.

                 (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

                 (f)      "Director" shall mean a member of the Board.

                 (g) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                 (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (i) "Option" shall mean a stock option granted pursuant to the Plan.

                 (j) "Optioned Stock" shall mean the Common Stock subject to an Option.
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                 (k)      "Optionee"  shall mean an Outside Director who
receives an Option.

                 (l) "Outside Director" shall mean a Director who is not an Employee.

                 (m) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

                 (n)      "Plan"  shall mean this 1988 Directors' Stock Option
Plan.

                 (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                 (p) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

         3.      Stock Subject to the Plan.  Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 350,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

                 If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

         4.      Administration of and Grants of Options under the Plan.

                 (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

                 (b) Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                          (i)   No person shall have any discretion to select
which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                          (ii)   Each Outside Director shall be automatically
granted an Option to purchase 25,000 Shares upon the date (on or


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after the effective date of this Plan) on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

                          (iii)   Each Outside Director shall automatically
receive, on the date of each Annual Meeting of Stockholders, an Option to purchase 3,000 Shares of the Company's Common Stock, such Option to become exercisable immediately unless a later date is specified in the written agreement therefor in order to comply with Section 16 of the Exchange Act; provided however, that such Option shall only be granted to Outside Directors who have served since the date of the last Annual Meeting of Stockholders and will continue to serve after the date of grant of such Option.

                          (iv)    Each Outside Director who has been serving
since the August 1989 amendments to the Plan and did not receive any option grant prior to January 1, 1988, shall receive a one-time automatic grant of an option to purchase 10,000 shares of the Company's Common Stock as of November 21, 1991. Such one-time automatic grant may be in addition to any similar grant received pursuant to the Plan as amended in August 1989.

                          (v)     Each Outside Director serving during fiscal
1992 who did not otherwise receive a grant under subparagraph (iv) shall receive a one-time automatic grant of an option to purchase 10,000 shares of the Company's Common Stock as of April 22, 1992. Such one-time automatic grant may be in addition to any similar grant received pursuant to the Plan as amended in August 1989.

                          (vi)    The terms of an Option granted hereunder
shall be as follows:

                                  (A)      the term of the Option shall be five
                          (5) years and seven (7) months.

                                  (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                                  (C)      the exercise price per Share shall
                          be 100% of the fair market value per Share on the date of grant of the Option.

                                  (D)      any Option granted pursuant to
                          subsections 4(b)(ii), (iv) or (v) above shall become exercisable in installments cumulatively with respect to 20% of the aggregate number of Shares subject to the Option on each of the first five annual anniversaries of the date of grant of such Option; provided however, that if the Optionee is




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                          unable to continue his service as a director of
                          the Company as a result of his death or total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option shall become exercisable as to 1/3 of the aggregate number of Shares subject to the Option on each of the first three annual anniversaries of the date of grant of the Option.

                                  (E)      To the extent necessary to comply
                          with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), no Option will be exercisable until a date more than six months subsequent to the date of the grant of that Option.

                 (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                 (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                 (e) Suspension or Termination of Option. If the President of the Company or his designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise



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any option whatsoever.  In making such determination, the Board of Directors
(excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before a committee of the Board.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof.

                 The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier of (i) its adoption by the Board or (ii) its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years (until November 30, 1998) unless sooner terminated under Section 13 of the Plan.

         7. Term of Option. The term of each Option shall be five (5) years and seven (7) months from the date of grant thereof.

         8.      Exercise Price and Consideration.

                 (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

                 (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing bid price of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal.

                 (c) Form of Consideration. Subject to compliance with applicable provisions of Section 16b of the Exchange Act, (or other applicable law), the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of



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(i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (X) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (Y) have a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(vii) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement,
(viii) any combination of the foregoing methods of payment, (ix) or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws. In making its determination as to the type of consideration to accept, the Board shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company (Section 153 of the Delaware General Corporation Law).

         9.      Exercise of Option.

                 (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

                 An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right



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for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                 Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                 (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within seven (7) months after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event an Optionee is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may, but only within seven (7) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (d)      Death of Optionee.  Notwithstanding the provisions of
Section 9(b) above, in the event of the death of an Optionee:

                          (i)   during the term of the Option who is at the
time of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within seven (7) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death; or

                          (ii)   within thirty (30) days after the termination
of Continuous Status as a Director, the Option may be exercised, at any time within seven (7) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.





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         10.     Non-Transferability of Options.  The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                 In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent Option, the Board shall, in lieu of such assumption or substitution, provide that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the



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Optionee that the Option shall be fully exercisable for a period of fifteen
(15) days from the date of such notice, and the Option will terminate upon the expiration of such period. The Board may provide in individual Option Agreements for the repurchase of Options in return for a cash payment by the Company upon the occurrence of a merger, sale of all or substantially all assets of the Company, tender offer or other transaction or series of related transactions resulting in a change of ownership of more than 50% of the voting securities of the Company.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13.     Amendment and Termination of the Plan.

                 (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                 (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to



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sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                 Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         17.     Stockholder Approval.

                 (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

                 (b) Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

         18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to stockholders, proxy statements and other information provided to all stockholders of the Company.





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